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EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350 as adopted, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Echo Bay Mines Ltd. (the "Company"), does hereby certify, to such officer's knowledge that:

The Annual Report on Form 10-K for the year ended December 31, 2002 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 26, 2003                           /s/
                                         -------------------------------
                                         Robert M. Buchan
                                         Chief Executive Officer



                                         /s/
                                         -------------------------------
                                         Brian W. Penny
                                         Vice President